Capital Group Core Equity ETF
Investment portfolio
August 31, 2025
unaudited

Common stocks 98.07% Information technology 28.67%	Shares	Value (000)
Microsoft Corp.	1,049,539	$531,791
NVIDIA Corp.	2,735,881	476,536
Broadcom, Inc.	1,126,976	335,151
Apple, Inc.	983,917	228,407
Accenture PLC, Class A	276,945	71,997
Oracle Corp.	314,660	71,154
Arista Networks, Inc. (a)	520,795	71,115
Amphenol Corp., Class A	649,829	70,740
Seagate Technology Holdings PLC	376,423	63,013
Applied Materials, Inc.	359,579	57,806
Cognizant Technology Solutions Corp., Class A	726,378	52,481
		2,030,191
Industrials 16.03%
RTX Corp.	1,195,561	189,616
Automatic Data Processing, Inc.	419,065	127,417
General Dynamics Corp.	309,440	100,435
Boeing Co. (The) (a)	408,903	95,961
Airbus SE, non-registered shares	416,226	87,192
Woodward, Inc.	336,067	82,948
GFL Environmental, Inc., subordinate voting shares	1,633,402	81,736
Carrier Global Corp.	1,225,997	79,935
General Electric Co.	271,077	74,600
United Rentals, Inc.	75,371	72,080
Honeywell International, Inc.	239,355	52,538
XPO, Inc. (a)	355,154	46,064
Ingersoll-Rand, Inc.	563,002	44,719
		1,135,241
Financials 12.11%
JPMorgan Chase & Co.	559,799	168,735
Mastercard, Inc., Class A	239,724	142,705
BlackRock, Inc.	118,241	133,274
Fidelity National Information Services, Inc.	1,221,376	85,264
Wells Fargo & Co.	745,960	61,303
Capital One Financial Corp.	247,322	56,196
PNC Financial Services Group, Inc.	259,051	53,738
Berkshire Hathaway, Inc., Class B (a)	93,208	46,882
Visa, Inc., Class A	121,948	42,899
Chubb, Ltd.	146,027	40,168
Marsh & McLennan Cos., Inc.	127,083	26,155
		857,319
Capital Group Core Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Consumer discretionary 10.88%	Shares	Value (000)
Amazon.com, Inc. (a)	1,401,189	$320,872
Starbucks Corp.	1,065,706	93,985
Home Depot, Inc.	208,133	84,662
Royal Caribbean Cruises, Ltd.	225,933	82,063
Wyndham Hotels & Resorts, Inc.	942,496	81,630
Las Vegas Sands Corp.	1,047,832	60,387
Tesla, Inc. (a)	141,121	47,116
		770,715
Health care 8.24%
Eli Lilly and Co.	272,984	199,983
Vertex Pharmaceuticals, Inc. (a)	240,199	93,923
AbbVie, Inc.	396,155	83,351
Abbott Laboratories	555,346	73,672
Thermo Fisher Scientific, Inc.	139,098	68,536
UnitedHealth Group, Inc.	206,162	63,883
		583,348
Communication services 8.08%
Meta Platforms, Inc., Class A	409,000	302,128
Alphabet, Inc., Class A	587,288	125,039
Alphabet, Inc., Class C	399,508	85,307
Netflix, Inc. (a)	49,262	59,521
		571,995
Materials 3.48%
Air Products and Chemicals, Inc.	293,453	86,307
Linde PLC	137,282	65,661
International Paper Co.	1,098,542	54,576
Eastman Chemical Co.	569,420	40,053
		246,597
Consumer staples 3.47%
British American Tobacco PLC	2,650,095	149,901
Procter & Gamble Co.	329,935	51,813
Philip Morris International, Inc.	264,904	44,274
		245,988
Energy 3.16%
Baker Hughes Co., Class A	1,734,208	78,733
Exxon Mobil Corp.	643,189	73,510
Canadian Natural Resources, Ltd. (CAD denominated)	2,255,176	71,415
		223,658
Utilities 2.07%
PG&E Corp.	3,765,181	57,532
Dominion Energy, Inc.	806,540	48,312
CenterPoint Energy, Inc.	1,088,721	41,055
		146,899
Capital Group Core Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Real estate 1.88%	Shares	Value (000)
VICI Properties, Inc. REIT	2,465,932	$83,299
Equinix, Inc. REIT	63,893	50,232
		133,531
Total common stocks (cost: $5,772,968,000)		6,945,482
Short-term securities 1.86% Money market investments 1.86%
Capital Group Central Cash Fund 4.29% (b)(c)	1,314,893	131,503
Total short-term securities (cost: $131,464,000)		131,503
Total investment securities 99.93% (cost: $5,904,432,000)		7,076,985
Other assets less liabilities 0.07%		4,749
Net assets 100.00%		$7,081,734
Investments in affiliates (c)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2025 (000)	Dividend or interest income (000)
Short-term securities 1.86%
Money market investments 1.86%
Capital Group Central Cash Fund 4.29% (b)	$229,801	$329,031	$427,335	$(15)	$21	$131,503	$1,488

(a)	Security did not produce income during the last 12 months.
(b)	Rate represents the seven-day yield at 8/31/2025.
(c)	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Core Equity ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2025, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Capital Group Core Equity ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP1-301-1025
Capital Group Core Equity ETF — Page 5 of 5